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                                                                      Exhibit 21

PREIT's Subsidiaries

We conduct substantially all of our real estate ownership activities through PREIT Associates, L.P., a Delaware limited partnership, of which we are the sole general partner and 90.1% owner.

PREIT Associates and/or its affiliates own an interest in the following partnerships:

                                                                                                            Aggregate
Names of Partnership                                               State of Organization                Percentage Owned*
--------------------                                               ---------------------                -----------------

                                                                                                          99-Profits Interest
ALRO Associates, L.P.                                                        DE                                 50
Bailey Associates                                                            PA                                 50
Cambridge Apartments                                                         PA                                 50
Countrywood Apartments Limited Partnership                                   FL                                 50
Eagles Nest Associates                                                       FL                                100
Forestville Plaza Shopping Center Limited Partnership                        MD                                100
Fox Run Apartments                                                           PA                                 50
Fox Run Del Associates                                                       DE                                100
GP Stones Limited Partnership                                                FL                                100
Jacksonville Associates                                                      FL                                100
Laurel Mall Associates                                                       PA                                 40
Lehigh Valley Associates                                                     PA                                 50
Mall Corner II, Ltd.                                                         GA                                 11
Mall Corners Ltd.                                                            GA                                 19
MC Associates                                                                FL                                100
New Regency Hilltop Associates, L.P.                                         VA                                100
Oxford Valley Road Associates                                                PA                                 50
Palmer Park Mall Venture                                                     PA                                 50
Pavilion East Associates, LP                                                 PA                                 50
PR 8000 Airport Highway, L.P.                                                PA                                100
PR 8000 National Highway, L.P.                                               PA                                100
PR Eagles Nest L.P.                                                          DE                                100
PR Festival Limited Partnership                                              PA                                100
PR Fox Run, L.P.                                                             PA                                100
PR Laurel Mall, L.P.                                                         PA                                100
PR New Garden L.P.                                                           PA                                100
PR Northeast Limited Partnership                                             PA                                100
PR Palmer Park, L.P.                                                         PA                                100
PR Rio Mall Limited Partnership                                              PA                                100
PR Shenandoah Limited Partnership                                            FL                                100
PR Springfield Associates, L.P.                                              PA                                100
PR Titus Limited Partnership                                                 PA                                100
PR Turtle Run L.P.                                                           DE                                100
PR Warrington, L.P.                                                          PA                                100
PR Will-O-Hill, L.P.                                                         PA                                100
PRDB Springfield Limited Partnership                                         PA                                 50
PRGL Paxton Limited Partnership                                              PA                                100
Red Rose Commons Associates, L.P.                                            PA                                 50
Regency Associates                                                           NE                                 50
Rio Grande Venture                                                           NJ                                 60
Roosevelt Associates, L.P.                                                   PA                        89-Capital Interest
                                                                                                       99-Profits Interest
Roosevelt II Associates, L.P.                                                PA                        89-Capital Interest
                                                                                                       99-Profits Interest
The Woods Associates                                                         PA                                100
Tupelo Mall                                                                  AL                                 50(1)
VLRC Associates                                                              GA                               87.5(1)
W.G. Holdings, L.P.                                                          PA                               0.01
WG Park General, L.P.                                                        PA                              0.001
WG Park Limited, L.P.                                                        PA                              0.001
Will-O-Hill Apartments                                                       PA                                 50

* By PREIT Associates, we own approximately 90.1% of PREIT Associates.

(1) By us, not PREIT Associates.


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We own 100% of the shares of the following corporations:

Names of Subsidiaries                              State of Organization
---------------------                              ---------------------
PR VA Regency Inc.                                                VA
PR West Palm Inc.                                                 FL
PREIT-RUBIN, Inc.                                                 DE
RUBIN II, Inc.                                                    PA
The Rubin Organization-Illinois, Inc. *                           IL

*By PREIT-RUBIN


PREIT Associates is the sole beneficiary of the following Pennsylvania business trusts:

Name of Trust                                      State of Organization
-------------                                      ---------------------

PR Fox Run Trust                                                 PA
PR Laurel Mall Trust                                             PA
PR Metroplex Trust                                               PA
PR Northeast Trust                                               PA
PR Oxford Valley Trust                                           PA
PR Palmer Park Trust                                             PA
PR Red Rose Trust                                                PA
PR Springfield Trust                                             PA
PR Warrington Trust                                              PA
PR Will-O-Hill Trust                                             PA
Trust #7000                                                      IL

PREIT Associates has a member interest in the following limited liability companies:

Subsidiary LLC                                     State of Organization                         Percentage Owned
--------------                                     ---------------------                         ----------------


CD Development LLC                                                 DE                                      100
PR 8000 Airport Highway LLC                                        DE                                      100
PR 8000 National Highway LLC                                       DE                                      100
PR Berdel LLC                                                      DE                                      100
PR Berfla LLC                                                      DE                                      100
PR Boca Palms LLC                                                  DE                                      100
PR Boca Palms Manager LLC                                          DE                                      100
PR Christiana LLC                                                  DE                                      100
PR Cobblestone LLC                                                 DE                                      100
PR Concord LLC                                                     DE                                      100
PR Countrywood LLC                                                 DE                                      100
PR Delran LLC                                                      NJ                                      100
PR Dover LLC                                                       PA                                      100
PR Festival LLC                                                    PA                                      100
PR Florence LLC                                                    SC                                      100
PR Forestville LLC                                                 DE                                      100
PR Foulk Plaza LLC                                                 DE                                      100
PR Fox Run Del LLC                                                 DE                                      100
PR Franklin Township LLC                                           NJ                                      100
PR Hidden Lakes LLC                                                DE                                      100
PR Hidden Lakes Manager LLC                                        DE                                      100
PR Interstate Container LLC                                        DE                                      100
PR Kenwood Gardens LLC                                             DE                                      100
PR Kenwood Gardens Manager LLC                                     DE                                      100
PR Magnolia LLC                                                    DE                                      100
PR Mandarin Conners LLC                                            DE                                      100
PR Marylander LLC                                                  DE                                      100
PR Marylander Manager LLC                                          DE                                      100
PR Marylander Note LLC                                             DE                                      100
PR Metroplex East LLC                                              PA                                      100
PR Metroplex West LLC                                              PA                                      100
PR New Garden LLC                                                  PA                                      100
PR North Dartmouth LLC                                             DE                                      100
PR Northeast LLC                                                   PA                                      100
PR Paxton LLC                                                      PA                                      100
PR Pembroke LLC                                                    DE                                      100
PR Pembroke Manager LLC                                            DE                                      100
PR PGPlaza LLC                                                     DE                                      100
PR Prince George's Plaza LLC                                       DE                                      100
PR Red Rose LLC                                                    PA                                      100
PR Regency Associates LLC                                          DE                                      100
PR Rio Mall LLC                                                    DE                                      100
PR South Blanding LLC                                              DE                                      100
PR Titus LLC                                                       PA                                      100
PR Turren LLC                                                      DE                                      100
PR Warrington LLC                                                  PA                                      100
PR Will-O-Hill LLC                                                 PA                                      100
PR Woods LLC                                                       PA                                      100
PRDB Springfield LLC                                               PA                                       50
PREIT Services, LLC                                                DE                                      100
PTC Holdings LLC                                                   PA                                      100